SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 20, 2006

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 20, 2006, the Compensation Committee of the Board of Directors approved the renewal of the employment agreement of James Sinegal, the Company’s President and Chief Executive Officer, for the Company’s 2007 fiscal year. The agreement provides for a base salary of $350,000 and a potential bonus of up to $200,000 and provides for participation in the Company’s Stock Incentive Plan as determined by the Compensation Committee.

Item 9.01	Exhibits

(d) Exhibits. The following exhibits are included in this report:

99.1	Employment agreement letter dated as of September 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Date: September 21, 2006	By:	/s/ Richard A. Galanti
Richard A. Galanti, Executive Vice President and Chief Financial Officer